EXHIBIT 99.1
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                       Jones Lang LaSalle Incorporated

                       Corporate Governance Guidelines

                        (Effective November 20, 2006)


PURPOSE
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The Nominating and Governance Committee (the "Committee") of the Board of
Directors (the "Board") of Jones Lang LaSalle Incorporated (the "Company") has developed, and the Board has adopted, the following Corporate Governance Guidelines (the "Guidelines") to assist the Board in the exercise of its responsibilities and to serve best the interests of the Company and its shareholders. These Guidelines should be interpreted in the context of all applicable laws and the Company's Articles of Incorporation, as amended (the "Articles of Incorporation"), By-Laws, as amended (the "By-Laws"), and other applicable corporate governance documents. The Guidelines are intended to serve as a flexible framework within which the Board may conduct its business and not as a set of legally binding obligations. The Guidelines are subject to modification from time to time by the Board, as the Board may deem appropriate in the best interests of the Company and its shareholders, or as required by applicable laws and regulations.


THE BOARD OF DIRECTORS
----------------------

SIZE OF THE BOARD

The Board shall generally have not less than seven (7) nor more than thirteen (13) members. The exact number shall be determined from time to time by resolution of the Board and shall be in accordance with the requirements set forth in the By-Laws. The Board has determined that at present a number of directors within the above range, or a number close to it, will constitute an appropriate size that will be large enough to permit diversity of experience and small enough to foster effective discussion and promote individual accountability. The Board will periodically review the size of the Board and determine the size that is most effective in relation to the then current business operations of the Company.

INDEPENDENCE OF THE BOARD

The Board shall be comprised of a majority of directors who qualify as independent directors (the "Independent Directors") under the listing standards of the New York Stock Exchange (the "NYSE") and Section 10A of the Securities Exchange Act of 1934, as amended (the "Securities Act"). No more than one-third of the total number of directors serving on the Board at the same time may be management executives who are employed by the Company.

The Board shall review annually (or sooner if the disclosure of facts so warrants) the relationships that each director has with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). Following each such review, only those directors who the Board affirmatively determines have no material relationship with the Company (either directly or as a partner, shareholder, director or officer of an organization that has a relationship with the Company) will be considered Independent Directors, subject to additional qualifications prescribed under the listing standards of the NYSE.



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LEAD INDEPENDENT DIRECTOR

In accordance with the rules of the NYSE, the Board shall have a lead independent director (the "Lead Independent Director"), whose duties will include coordinating any activities of the Independent Directors, coordinating the agenda for and moderating any executive sessions of the Board's Independent Directors, and facilitating communications among the Independent Directors. In the event that the Chairman of the Board is also an Independent Director, then the Chairman of the Board may also serve as the Lead Independent Director if the Board so determines. In the event the Chairman of the Board is not also an Independent Director, then the respective Chairs of the Committees of the Board shall rotate as Lead Independent Directors, as determined by the Board from time to time.

SELECTION OF NEW DIRECTORS AND SUCCESSION

The entire Board shall be responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between annual meetings of shareholders. The Committee shall identify, screen and recommend candidates to the entire Board for Board membership. The Committee shall also be responsible for addressing the issues of Director succession.

DIRECTOR QUALIFICATION STANDARDS

The Committee shall work with the Board as a whole on an annual basis to determine the appropriate characteristics, skills and experience for the Board overall and its members individually. To that end, the Board has approved separate guidelines regarding the qualifications for serving as a member of the Board that the Committee shall take into account.

DIRECTOR RESPONSIBILITIES

The Board, which is elected by the shareholders, is the ultimate decision-making body of the Company, except with respect to those matters reserved to the shareholders either by applicable law, the Articles of Incorporation or the By-Laws. The Board elects each of the Chairman of the Board (the "Chairman") and the Chief Executive Officer (the "CEO") and certain other members of the senior management team, which is charged with conducting the Company's business under the oversight of the Board to enhance the long-term value of the Company to the shareholders. The Board acts as an advisor and counselor to the CEO and the Company's senior management and ultimately monitors its performance. A director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board and the Committees on which such director sits, with the understanding that on occasion a director may be unable to attend a meeting, and to have reviewed meeting materials provided by the Company in advance of the meeting so as to fully participate in and provide input on the matters presented or discussed. A director who is unable to attend a meeting is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting.

TERM LIMITS AND RETIREMENT

In accordance with the Articles of Incorporation, beginning with the 2006 annual meeting of shareholders, each director shall be elected for a term expiring at the next annual meeting of the shareholders. The Board does not believe it should establish term limits. Directors who have served on the Board for an extended period of time are able to provide valuable insight into the operations and future of the Company based on their experience with and understanding of the Company's history, policies and objectives.

The Board believes that, as an alternative to term limits, it can ensure that the Board continues to evolve and adopt new viewpoints through the evaluation and nomination process effected by the Committee pursuant to the corporate governance framework the Board has established.


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No person shall be nominated by the Board to serve as a director after he or she has passed his or her 72nd birthday, unless the Committee has voted to waive the mandatory retirement age of such person as a director.

MAJORITY VOTING

If a nominee for director who is an incumbent director does not receive the vote of at least the majority of the votes cast at any meeting for the election of directors at which a quorum is present and no successor has been elected at such meeting, the director will promptly tender his or her resignation to the Board. For purposes of these Guidelines, a majority of votes cast means that the number of shares voted "for" a director's election exceeds 50% of the number of votes cast with respect to that director's election or, in the case where the number of nominees exceeds the number of directors to be elected, cast with respect to election of directors generally. Votes cast include votes to withhold authority in each case and exclude abstentions with respect to that director's election, or, in the case where the number of nominees exceeds the number of directors to be elected, abstentions with respect to election of directors generally.

The Committee will make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board will act on the tendered resignation, taking into account the recommendation of the Committee, and publicly disclose (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision within 90 days from the date of the certification of the election results. The Committee in making its recommendations, and the Board in making its decision, may each consider any factors or other information that it considers appropriate and relevant. The director who tenders his or her resignation will not participate in the recommendation of the Committee or the decision of the Board with respect to his or her resignation. If such incumbent director's resignation is not accepted by the Board, such director will continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal.

If a director's resignation is accepted by the Board, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of Article III, Section 4 of the By-Laws of the Company or may decrease the size of the Board pursuant to the provisions of
Article III, Section 1 of the By-Laws of the Company.

RESIGNATION UPON CHANGE IN JOB

When a director's principal occupation or business association changes substantially during his or her tenure as a director, that director shall tender his or her resignation for consideration by the Committee. The Committee will recommend to the Board the action, if any, to be taken with respect to the resignation.

OTHER BOARD SERVICE

The Board does not believe that its members should be prohibited from serving on the boards and/or committees of other organizations, and, except as provided for in any one of the Committee charters, the board has not adopted any guidelines limiting such activities. However, the Committee and the full Board will take into account the nature of and time involved in a director's service on other boards in evaluating the suitability of individual directors and making its recommendations to the shareholders. Service on boards and/or committees of other organizations should be consistent with the Company's conflict of interest policy. Regardless, the Chairman should be informed of any invitation to serve on another board before the appointment is accepted.



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BOARD COMPENSATION

The Company's executive officers shall not receive additional compensation for their service as directors.

Compensation for non-employee directors shall be consistent with the market practices of other similarly situated companies but shall not be at a level or in a form that would call into question the Board's objectivity or independence. Senior management of the Company shall periodically report to the Committee on the Company's director compensation practices in relation to other companies of comparable size and the Company's competitors. Such review will also include a review of both direct and indirect forms of compensation to the Company's directors. Changes in director compensation, if any, should come upon the recommendation of the Committee, but with full discussion and concurrence by the Board in accordance with the principles and policies set forth herein and with any NYSE and other applicable rules.

Directors on the Company's Audit Committee shall not receive any compensation from the Company other than director's fees.

SHARE OWNERSHIP BY DIRECTORS

The Board believes that the number of shares of the Company's common stock owned by each director is a personal decision, but does expect that at a minimum each director shall have acquired, and for as long as he or she remains a member of the Board will maintain ownership of, at least five thousand (5,000) shares of the Company's common stock by the third anniversary of his or her first election to the Board. All shares of unvested restricted stock that have been granted to a director, or which a director has elected to take in lieu of cash compensation or has deferred under any deferred compensation plan, shall count toward the minimum. When purchasing or selling shares of the Company's stock, a director shall do so in accordance with the insider trading, blackout and disclosure policies established by the Company with respect to transactions by directors in Company stock, with which policies directors shall be familiar.

SEPARATE SESSIONS OF INDEPENDENT DIRECTORS

The Independent Directors of the Company shall meet in executive session without management on a regularly scheduled basis. The Lead Independent Director shall preside at such executive sessions, or in such director's absence, another Independent Director designated by the Lead Independent Director shall preside at such executive sessions.

EVALUATION OF BOARD AND COMMITTEE; REVIEW OF CORPORATE GOVERNANCE
PRINCIPLES

The Committee shall sponsor annual self-assessments of the performance of each of the Chairman, the Board and each Committee, the results of which will be discussed with the full Board. The Committee shall be responsible for establishing the evaluation criteria, implementing the process for such evaluations, as well as considering other corporate governance principles that may, from time to time, merit consideration by the Board. The assessments should include a review of any areas in which the Board or any of its Committees can make a better contribution to the governance of the Company. The purpose of the review will be to improve the effectiveness of the Board and its Committees overall.

BOARD CONTACT WITH SENIOR MANAGEMENT

Board members shall have complete access in its discretion to management at all levels of the Company and, as necessary and appropriate, to the Company's outside advisors. If requested by any of the members of the Board, the Corporate Secretary shall assist in coordinating such access.





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USE OF AND FUNDING OF CONSULTANTS

The Board may hire outside consultants and experts, as it deems necessary, to assist it in evaluating proposals, transactions and information supplied by Company management, and may otherwise retain independent legal, accounting or other advisors. The Company will provide for appropriate funding, as determined by the Board, for payment of compensation to such consultants or advisors.

ATTENDANCE OF NON-DIRECTORS AT BOARD MEETINGS

The Board encourages the CEO, in coordination with the Board, to bring members of Company management from time to time into Board meetings to (i) provide management insight into items being discussed by the Board which involve the manager's business or staff group; (ii) make presentations to the Board on matters which involve the manager's business or staff group; and (iii) bring managers with significant potential into contact with the Board. Attendance of such non-directors at Board meetings is at the discretion of the Board.

BOARD INTERACTION WITH THIRD PARTIES

The Board believes that management generally should speak publicly for the Company. Each director shall refer all inquiries for a public response from institutional investors, the press or customers to management in accordance with the Company's media and disclosure policies, with which each Board member shall be familiar. If comments from the Board are appropriate, they should, in most circumstances, come from the Chairman or the Lead Independent Director and in any event should be coordinated with the CEO and/or the Company's Corporate Communications personnel. These guidelines are not intended to restrict appropriate private conversations from being held with stockholders or other third parties.

Except as required by law, no director shall disclose any material non-public information concerning the Company. In the event a director inadvertently discloses information that may be material and non-public, he or she should immediately so advise the Company's General Counsel.

CONFLICTS OF INTEREST

If an actual or potential conflict of interest develops, a director should immediately report such matter to the Chairman for evaluation and appropriate resolution in consultation with the remaining members of the Board.

If a director has a personal interest in a matter before the Board, the director shall disclose the interest to the Board, excuse himself or herself from participation in the relevant discussion and shall not vote on the matter.

BOARD ORIENTATION AND CONTINUING EDUCATION

The Company shall provide new directors with a director orientation program to familiarize such directors with, among other things, the Company's business, strategic plans, significant financial, accounting and risk management issues, compliance programs, conflicts policies, code of business ethics, corporate governance guidelines, principal officers, internal auditors and independent auditors.

The Chairman and/or the Committee will address the developmental needs of the Board on a regular basis with a view to enhancing its overall effectiveness. Appropriate resources will be provided by the Company for developing and refreshing the knowledge and skills of the directors.







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BOARD MEETINGS
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FREQUENCY OF MEETINGS

The Board shall meet at least four (4) times annually (in person or telephonically) and otherwise as the Board deems necessary to discharge its duties. In addition, special meetings may be called from time to time as determined by the needs of the business. It is the responsibility of the directors to use their best efforts to attend all meetings. The Board may meet telephonically from time to time.

MEETING MATERIALS AND CONTRIBUTIONS

Information and data are important to the Board's understanding of the business and essential to prepare Board members for productive meetings. Presentation materials relevant to each meeting should, to the extent practicable, be distributed in writing to the Board sufficiently in advance of the meeting to permit prior review by the directors. In the event of a pressing need for the Board to meet on short notice, it is recognized that written materials may not be available in advance of the meeting. Management will make every effort to provide presentation materials that are brief and to the point, yet communicate the essential information. Company management and the Board will also make use of available electronic tools in order to make the delivery of information as timely and efficient as possible.

Board members are asked to contribute on a regular basis to Board meetings their sense of emerging trends and issues that may impact the Company and to share their knowledge of best practices and their experiences gleaned from their business dealings outside of the Company so that the Board and the Company may most powerfully leverage the collective wisdom of the members of the Board.


COMMITTEE MATTERS
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NUMBER AND NAMES OF BOARD COMMITTEES

The Company shall have at least three standing committees: (i) Audit, (ii) Nominating and Governance and (iii) Compensation. The purpose and responsibilities for each of the Audit, Nominating and Governance, and Compensation Committees shall be outlined in the respective charters adopted by the Board with respect to each of such respective Committees, each of which charters (i) will be publicly disclosed to the extent legally required, (ii) include certain specific items as required by applicable law and (iii) provide for annual committee self-assessments. The Board may determine to form a new committee or disband a current committee depending on circumstances. In addition, the Board may determine to form ad hoc committees from time to time, and to determine the composition and areas of competence of such committees.

The respective charters of each of the Committees establish the various administrative guidelines under which the particular Committee will operate in respect of frequency and conduct of meetings, agendas, use of outside consultants and so forth.

Each person who serves as the Chairman of the Board from time to time, if that person is independent, will automatically also serve as a member of each of the Committees of the Board.









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ROTATION OF COMMITTEE ASSIGNMENTS AND CHAIRS

Committee assignments and the designation of Committee Chairs should be based on the director's relative expertise and interest. The Board does not favor mandatory rotation of Committee assignments or Chairs. The Board believes experience and continuity are more important than rotation. Board members and Chairs should be rotated only if rotation is likely to increase Committee performance.


LEADERSHIP DEVELOPMENT
----------------------

EVALUATION OF CHIEF EXECUTIVE OFFICER

The Board, with input from the CEO, shall annually establish the performance criteria (including both long-term and short-term goals) to be considered in connection with the CEO's annual performance evaluation.
Each year, the CEO shall make a presentation to the Board indicating his or her progress against such established performance criteria. Subsequently, the Independent Directors shall meet to evaluate the CEO's performance.
The evaluation of the CEO should be coordinated through the Compensation Committee and communicated to him by the Chairman of that Committee.

SUCCESSION PLANNING

The Board shall be responsible for the succession plan for the position of the CEO. To assist the Board, the CEO shall present the Board an annual report on succession planning for all senior officers of the Company with an assessment of senior managers and their potential to succeed the CEO and other senior management positions. In addition, the CEO shall prepare, on a continuing basis, a short-term succession plan which delineates a temporary delegation of authority to certain officers of the Company if all or certain of the senior officers should unexpectedly become unable to perform their duties. The short-term succession plan shall be in effect until the Board has the opportunity to consider the situation and take action, when necessary. The Board shall also be responsible for succession planning for the Chairman of the Board.

MANAGEMENT DEVELOPMENT

The Board shall determine that a satisfactory system is in effect for education, development, and orderly succession of senior and mid-level managers throughout the Company.


CODE OF BUSINESS CONDUCT AND ETHICS
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The Board shall adopt and disclose publicly a code of business ethics for directors, officers and employees and promptly disclose any waivers of the code for directors or executive officers. At a minimum the code will address conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of Company assets, compliance with laws, rules and regulations, and encourage the reporting of any illegal or unethical behavior.














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DISCLOSURE OF CORPORATE GOVERNANCE PRINCIPLES
---------------------------------------------

These Corporate Governance Guidelines will be made available on the Company's website at www.joneslanglasalle.com to the extent legally required.


REVISIONS TO THESE CORPORATE GOVERNANCE GUIDELINES
--------------------------------------------------

The Committee will review these Corporate Governance Guidelines periodically and will recommend to the Board such revisions as it deems necessary or appropriate for the Board to discharge its responsibilities more effectively.























































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